THE ALGER FUNDS II

Alger Dynamic Opportunities Fund

Supplement Dated February 1, 2017 to the
Summary Prospectus Dated December 30, 2016, and the
Prospectus Dated December 30, 2016

It is anticipated that Alger Associates, Inc. (“Alger”), the parent company of Fred Alger Management, Inc., the Fund’s investment adviser (“Alger Management”), will acquire Weatherbie Capital, LLC (“Weatherbie”) on March 1, 2017 (the “Transaction”).  After the Transaction, Weatherbie will be a wholly-owned subsidiary of Alger and an affiliate of Alger Management.  The Fund’s board has approved, subject to the closing of the Transaction, Alger Management’s engagement of Weatherbie as sub-adviser to the Fund, effective on or about March 1, 2017 (the “Effective Date”).

Weatherbie, subject to Alger Management’s supervision and approval, will provide investment management of the Fund’s assets.  As of the Effective Date, Dan C. Chung, CFA, H. George Dai, Ph.D., Joshua D. Bennett, CFA, Daniel J. Brazeau, CFA, Patrick Kelly, CFA and Gregory S. Adams, CFA will be the Fund’s primary portfolio managers, jointly and primarily responsible for day-to-day management of the Fund’s portfolio.  Messrs. Chung, Kelly and Adams currently serve as the Fund’s primary portfolio managers and are employed by Alger Management.  Mr. Dai is Senior Managing Director, Co-Chief Investment Officer of Weatherbie.  Mr. Bennett is Senior Managing Director, Director of Research of Weatherbie.  Mr.Brazeau is Managing Director, Investments of Weatherbie.  Messrs. Dai, Bennett and Brazeau joined Weatherbie in 2001, 2007 and 2004, respectively.  Weatherbie, located at 265 Franklin Street, 16th Floor, Boston, Massachusetts 02110, is a registered investment adviser formed in 1995.  As of December 31, 2016, Weatherbie had approximately $821 million in assets under management.

The Fund’s investment objective will not change, and the Fund’s principal investment strategies and principal investment risks are not expected to change in any material respect, as of the Effective Date.

TAFII Dynamic 2.1.17